Exhibit 10.4

EXECUTION VERSION

OMNIBUS AMENDMENT NO. 1

[Virgin/NPA 2015]

dated as of October 5, 2015

among

VX 2015 LLC,

Owner,

THE PURCHASERS IDENTIFIED ON SCHEDULE I TO NOTE PURCHASE

AGREEMENT,

NEW YORK LIFE INSURANCE COMPANY,

Senior Agent,

INVESTEC BANK PLC,

Junior Agent,

VIRGIN AMERICA INC.,

Lessee,

and

BANK OF UTAH,

Security Trustee

New York Life Insurance Company

Senior Underwriter

Investec Bank plc

Junior Underwriter

Three Airbus Model A320-200 Aircraft

Vedder Price P.C.

OMNIBUS AMENDMENT NO. 1

THIS OMNIBUS AMENDMENT NO. 1 [Virgin/NPA 2015] dated as of October 5, 2015 (as modified, amended or supplemented from time to time, this “Agreement”) among VX 2015 LLC, a Delaware limited liability company (the “Owner”), each Purchaser identified on Schedule I to Note Purchase Agreement (collectively, together with their successors, permitted assigns and permitted transferees, the “Purchasers”), New York Life Insurance Company, as Senior Agent hereunder (together with its successors hereunder in such capacity, the “Senior Agent”), Investec Bank plc, as Junior Agent hereunder (together with its successors hereunder in such capacity, the “Junior Agent”), Virgin America Inc., a corporation organized under the laws of the State of Delaware (“Lessee”), and Bank of Utah, as Security Trustee hereunder (together with its successors hereunder in such capacity, the “Security Trustee”).

W I T N E S S E T H:

WHEREAS, Owner, Purchasers, Senior Agent, Junior Agent, and the Security Trustee previously entered into that certain Note Purchase Agreement [Virgin/NPA 2015] dated as of April 29, 2015 (as modified, supplemented, amended and in effect on the date hereof, the “Note Purchase Agreement”);

WHEREAS, Owner, as lessor, and Lessee, as lessee, previously entered into that certain Aircraft Lease Agreement [Virgin/NPA 2015] dated as of April 29, 2015 (as modified, supplemented, amended and in effect on the date hereof, the “Lease Agreement”);

WHEREAS, Owner and the Security Trustee entered into that certain Mortgage and Security Agreement [Virgin/NPA 2015] dated as of April 29, 2015 (as modified, supplemented, amended and in effect on the date hereof, the “Security Agreement”);

WHEREAS, Lessee, Owner, Senior Agent, the Senior Purchasers, Junior Agent, Junior Purchaser and the Security Trustee entered into that certain Intercreditor Agreement [Virgin/NPA 2015] dated as of April 29, 2015 (as modified, supplemented, amended and in effect on the date hereof, the “Intercreditor Agreement”, together with the Note Purchase Agreement, the Lease Agreement, and the Security Agreement the “Amended Documents”); and

WHEREAS, each of the parties hereto now desires to amend the Amended Documents in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto agree as follows:

Section 1. Definitions. Unless the context otherwise requires, (a) capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Appendix A to the Note Purchase Agreement for all purposes of this Amendment and (b) the rules of construction shall be as set forth in Appendix A to the Note Purchase Agreement for all purposes of this Amendment.

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

Section 2. Amendments.1

Section 2A. Amendments to the Definitions Appendix.

(a) Appendix A to the Note Purchase Agreement (the “Appendix”) is hereby amended by inserting therein in alphabetical order the following definitions:

“BNP 2015 Loan Agreement” means the Facility Agreement [Virgin/Bank 2015] dated as of April 29, 2015 among Lessee, as borrower, the Loan Participants named therein, BNP Paribas, New York Branch, as senior agent, Investec, as junior agent and the Bank of Utah, as Security Trustee.

“Junior Omnibus Amendment [Virgin/Bank 2015]” means the omnibus amendment no. 1 among Lessee, each Loan Participant party thereto, BNP Paribas, New York Branch as Senior Agent, Investec as Junior Agent and Bank of Utah as Security Trustee.

“NPA MSN 6965 Lease” means the Aircraft Lease Agreement [Virgin/NPA MSN 6965] dated as of October 5, 2015 between VX 2015 LLC and the Lessee.

“Omnibus Amendment (Virgin/NPA 2015)” means the omnibus amendment no. 1 among VX 2015 LLC, Lessee, New York Life, Investec, New York Life as Senior Agent, Investec as Junior Agent and Bank of Utah as Security Trustee.

“Other Junior BNP Obligations” means all obligations payable in respect of the Other Junior Loans to the Other Junior Lenders under the BNP 2015 Loan Agreement.

“Other Junior Lenders” means the “Junior Lenders” under and as defined in the BNP 2015 Loan Agreement.

“Other Junior Loans” means the “Junior Loans” under and as defined in the BNP 2015 Loan Agreement.

“Other Junior NPA Obligations” means so long as Investec holds a majority of the Junior Notes and a majority of the Other Junior Notes, the “Primary Obligations” under and as defined in the NPA MSN 6965 Lease that are distributable under sub-clause (i) of clause Fourth in Section 4.3 of the “Intercreditor Agreement” under and as defined in the NPA MSN 6965 Lease.

[1]	In some instances, amended language is italicized and written in boldface for comprehension purposes.

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

“Other Senior Notes” means the “Senior Notes” under and as defined in the NPA MSN 6965 Lease.

“Other Senior Obligations” means so long as New York Life and its affiliates hold a majority of the Senior Notes and a majority of the Other Senior Notes, the “Primary Obligations” under and as defined in the NPA MSN 6965 Lease that are distributable under sub-clause (i) of each of clauses First, Second and Third in Section 4.3 of the “Intercreditor Agreement” under and as defined in the NPA MSN 6965 Lease.

“Other Senior Purchasers” means the “Senior Purchasers” as defined in the NPA MSN 6965 Lease.

“Primary Obligations” has the meaning assigned to such term in the Granting Clause of the Mortgage.

(b) The definitions of “Other Junior Notes” and “Other Junior Obligations” set forth in the Appendix are hereby amended by deleting such definitions in their entirety and inserting the following in lieu thereof:

“Other Junior Notes” means the “Junior Notes” under and as defined in the NPA MSN 6965 Lease.

“Other Junior Obligations” means, collectively, the Other Junior BNP Obligations and the Other Junior NPA Obligations.

(c) The definitions of “Other Aircraft”, “Other Note Purchase Agreement”, “Other Junior Purchasers”, and “Other Mortgage” set forth in the Appendix are hereby deleted in their entirety.

Section 2B. Amendments to the Lease.

(a) The first sentence of Section 2(e)(i) is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

(i) Granting Clause. In order to secure the Obligations, Lessee hereby irrevocably grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lessor a security interest in all Lessee’s right, title and interest in, to and under the Aircraft and all proceeds thereof, such proceeds to have the broadest meaning possible in accordance with the Uniform Commercial Code as adopted by the State of New York and as amended therein from time to time.

(b) Section 13(k) is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

(k) Cross Default. There shall have occurred and be continuing (i) a “Lease Event of Default” under and as defined in the NPA MSN 6965 Lease or (ii) an “Event of Default” under the BNP 2015 Loan Agreement; provided that, (1) in the case of clause (i), New York Life and its affiliates collectively hold at least a majority of both (A) the Senior Notes and (B) the “Senior Notes” as defined in the NPA MSN 6965 Lease and (2) in the case of clause (ii), Investec holds at least a majority of (A) the Junior Notes and (B) the “Junior Notes” as defined in the BNP Loan Agreement.

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

Section 2C. Amendments to the Security Agreement

(a) The first paragraph of the Granting Clause of the Security Agreement is hereby amended by deleting such paragraph in its entirety and inserting the following in lieu thereof:

NOW, THEREFORE, THIS MORTGAGE AND SECURITY AGREEMENT WITNESSETH, that, to secure (i) the prompt payment of the principal of and Break Amount (if any), Prepayment Fee (if any) and interest on, and all other amounts due with respect to, all Notes from time to time outstanding hereunder and the performance and observance by the Owner of all the agreements, covenants and provisions for the benefit of the Purchasers and the Holders herein and in the Note Purchase Agreement and the Notes contained, and the prompt payment of any and all amounts from time to time owing hereunder and under the Note Purchase Agreement and the other Operative Documents by the Owner to the Purchasers and the Holders, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Notes by the Holders thereof, and of the sum of $1 paid to the Owner by the Security Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged (the “Primary Obligations”), (ii) the Other Senior Obligations and (iii) the Other Junior Obligations (collectively, the “Obligations”), the Owner has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Security Trustee and its successors and assigns, for the security and benefit of the Purchasers and the Holders, as aforesaid, a security and international interest in and mortgage lien upon, all right, title and interest of the Owner in, to and under the following described property, rights and privileges (which collectively, including all property hereafter specifically subjected to the Lien of this Mortgage by a Mortgage Supplement or any other mortgage supplemental hereto, shall constitute the “Mortgage Estate”), to wit:

(b) The first sentence of Section 6.01(a) of the Security Agreement is amended, the text immediately preceding “,and there shall then be no amounts due” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

Upon (or at any time after) payment in full of the principal of and interest on the Notes outstanding under the Note Purchase Agreement and all other amounts due under such Notes, and provided that, so long as there shall not have occurred and be continuing a Default Event or “Event of Default” under the BNP 2015 Loan Agreement or a “Default Event” under and as defined in the NPA MSN 6965 Lease

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

(c) Section 6.01(b) is hereby amended by deleting it in its entirety, and Section 6.01(c) is hereby amended to be named Section 6.01(a).

Section 2D. Amendments to the Intercreditor Agreement.

(a) Section 1 of the Intercreditor Agreement is hereby amended by deleting “Other Operative Documents” in its entirety and inserting the following in lieu thereof:

“Other Operative Documents” means the “Operative Documents” (or other term of similar or equivalent meaning) as defined in each of the NPA MSN 6965 Lease and BNP 2015 Loan Agreement.

(b) The definitions of “Other Junior Lender”, “Other Junior Loans”, “Other Junior Obligations”, “Other Loan Agreement” and “Other Transaction” set forth in Section 1 of the Intercreditor Agreement are hereby deleted in their entirety.

(c) Section 4.3 of the Intercreditor Agreement, beginning with paragraph “First” until the Section’s end is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

First, in the following order of application, (i) to the Security Trustee, the Senior Agent and the Junior Agent for its fees, costs, charges and expenses and other amounts (including legal expenses) then due and payable to it in its capacity as Security Trustee or Agent, respectively, under the Operative Documents and (ii) to the Persons acting as the “Security Trustee”, the “Senior Agent” and the “Junior Agent” under and as defined in the NPA MSN 6965 Lease for its fees, costs, charges and expenses and other amounts (including legal expenses) then due and payable to it in its capacity as security trustee or agent, respectively, under the “Operative Documents” as such term is defined in the NPA MSN 6965 Lease;

Second, in the following order of application, (i) to the Security Trustee, the Agents, the Controlling Creditor and any Purchasers who have advanced any Remarketing and Recovery Expenses to the Security Trustee in respect of the Collateral, to discharge such amounts as are then due and payable (or that are otherwise reasonably projected to become due and payable) in relation to such Remarketing and Recovery Expenses and (ii) to the Persons acting as “Security Trustee”, the “Agents”, the “Controlling Creditor” and any “Purchasers” who have advanced any “Remarketing and Recovery Expenses” to the “Security Trustee” in respect of the “Collateral”, to discharge such amounts as are then due and payable (or that are otherwise reasonably projected to become due and payable) in relation to such “Remarketing and Recovery Expenses” (such terms in quotations having the meanings assigned to them in the NPA MSN 6965 Lease);

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

Third, in the following order of application, (i) to the Senior Purchasers for application in or towards the discharge of the Owner’s liabilities in respect of, all unpaid principal and all accrued and unpaid interest to the relevant date of determination under the Note Purchase Agreement and all other Senior Obligations to the Senior Purchasers (including, but not limited to, fees, default interest and any indemnity payments but excluding under this clause “Third” any Prepayment Fees) which are then due and payable and unpaid under any of the Operative Documents in relation to the Senior Notes, such distribution to be made ratably, without priority of one Senior Purchaser over another, in the proportion that the amount of such payment or payments then due each Senior Purchaser bears to the aggregate amount of payments then due all Senior Purchasers and (ii) so long as the Original Senior Purchaser (and its affiliates) then collectively hold more than 50% of the Other Senior Notes and more than 50% of the Senior Notes, to the Other Senior Purchaser for application towards the Other Senior Obligations in the order of priority specified in the “Intercreditor Agreement” under and as defined in the NPA MSN 6965 Lease pertaining to such obligations;

Fourth, in the following order of application, (i) to the Junior Purchasers for application in or towards the discharge of the Owner’s liabilities in respect of Break Amounts then due and payable and unpaid under the Note Purchase Agreement, such distribution to be made ratably, without priority of one Junior Purchaser over another, in the proportion that the amount of such payment or payments then due each Junior Purchaser bears to the aggregate amount of payments then due all Junior Purchasers and (ii) so long as the Original Junior Purchaser then holds more than 50% of the Other Junior Notes and more than 50% of the Junior Notes, to the “Junior Purchasers” for application in or towards the discharge of the “Owner’s” liabilities in respect of “Break Amounts” then due and payable and unpaid under the “Note Purchase Agreement”, such distribution to be made ratably, without priority of one “Junior Purchaser” over another, in the proportion that the amount of such payment or payments then due each “Junior Purchaser” bears to the aggregate amount of payments then due all “Junior Purchasers” (such terms in quotations having the meanings assigned to them in the NPA MSN 6965 Lease);

Fifth, in the following order of application, (i) to the Junior Purchasers for application in or towards the discharge of the Owner’s liabilities in respect of all unpaid principal and all accrued and unpaid interest to the relevant date of determination under the Note Purchase Agreement and all other Junior Obligations (excluding any Other Junior Obligations) to the Junior Purchasers (including, but not limited to, fees, default interest, increased costs and any indemnity payments) which are then due and payable and unpaid under any of the Operative Documents in relation to the Junior Notes, such distribution to be made ratably, without priority of one Junior Purchaser over another, in the proportion that the amount of such payment or payments then due each Junior Purchaser bears to the aggregate amount of payments then due all Junior Purchasers and (ii) so long as the Original Junior Purchaser then holds more than 50% of the Other Junior Notes and more than 50% of the Junior Notes, to the “Junior Purchasers” (as defined in the NPA MSN 6965 Lease) for application towards the Other Junior NPA Obligations in the order of priority specified in the “Intercreditor Agreement” under and as defined in the NPA MSN 6965 Lease pertaining to such obligations;

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

Sixth, in the following order of application, (i) to the Senior Purchaser for application in or towards the discharge of the Owner’s liabilities in respect of all Prepayment Fees then due and payable and unpaid under the Note Purchase Agreement, such distribution to be made ratably, without priority of one Senior Purchaser over another, in the proportion that the amount of such payment or payments then due each Senior Purchaser bears to the aggregate amount of payments then due all Senior Purchasers and (ii) so long as the Original Senior Purchasers (and their affiliates) then collectively hold more than 50% of the Other Senior Notes and more than 50% of the Senior Notes, to the “Senior Purchaser” for application in or towards the discharge of the “Owner’s” liabilities in respect of all “Prepayment Fees” then due and payable and unpaid under the “Note Purchase Agreement”, such distribution to be made ratably, without priority of one “Senior Purchaser” over another, in the proportion that the amount of such payment or payments then due each “Senior Purchaser” bears to the aggregate amount of payments then due all “Senior Purchasers” (such terms in quotations having the meanings assigned to them in the NPA MSN 6965 Lease);

Seventh, so long as the Original Junior Purchaser then holds more than 50% of the Other Junior Loans, to the Other Junior Lenders for application in or towards the discharge of the of all unpaid principal and all accrued and unpaid interest to the relevant date of determination on account of the Other Junior Loans under the BNP 2015 Loan Agreement and all of the Other Junior BNP Obligations to the Other Junior Lenders (including, but not limited to, fees, default interest, “Break Amounts” (or other term of similar or equivalent meaning), increased costs and any indemnity payments) which are then due and payable and unpaid under the “Operative Documents” (as defined in the BNP 2015 Loan Agreement), such distribution to be made ratably, without priority of one Other Junior Lender over another, in the proportion that the amount of such payment or payments then due each Other Junior Lender bears to the aggregate amount of payments then due all Other Junior Lenders; and

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

Eighth, the balance, if any, of such funds remaining thereafter shall be distributed to the Lessee;

provided, however, that in the event either the Original Senior Purchasers (in aggregate) or the Original Junior Purchaser shall cease to hold more than 50% of the Senior Notes or the Junior Notes, as applicable, then any proceeds received from the sale of the Aircraft pursuant to Article V of the Security Agreement only shall be applied towards repayment of the Senior Note or the Junior Note, as applicable, relating to the Aircraft.

(d) The first sentence of Section 5.1(a) of the Intercreditor Agreement is amended by deleting the text immediately preceding “(i)” and inserting the following in lieu thereof:

(a) Subject to paragraph (c) below, at any time following the occurrence

(e) Section 5.1 of the Intercreditor Agreement is hereby amended by adding the following sub-section (c):

(c) The buy-out right specified in Section 5.1(a) shall be subject to the Electing Purchaser exercising the buy-out right specified in Section 5.1(a) of the “Intercreditor Agreement” (under and as defined in the NPA MSN 6965 Lease), and communicating the same.

(f) The first sentence of Section 6.1(b) immediately preceding “(i)” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

(b) no such amendment, supplement, change, waiver, discharge or termination shall, without the written consent of the Majority Junior Holders and the “Majority Junior Holders” under and as defined in the NPA MSN 6965 Lease, amend the provisions of this Agreement or the other Operative Documents (other than the Fee Letter);

(g) Section 6.1(d) is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

(d) no such amendment, supplement, change, waiver, discharge or termination shall, without the consent of (x) a majority (in the principal amount) of all Other Junior Lenders and (y) the “Majority Junior Holders” under and as defined in the NPA MSN 6965 Lease, acting as a single class, (i) amend, modify or waive any provision of Section 4.3, (ii) amend the definitions of Other Junior Lender or BNP 2015 Loan Agreement, (iii) amend clause (iv) of the definition of Excepted Payments, or (iv) amend this Section 6.1(d).

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

Section 2E. Amendments to Note Purchase Agreement.

(a) Section 9(d) of the Note Purchase Agreement is deleted in its entirety and the following is inserted in lieu thereof:

(1) Special Purpose. The Owner will not:

(i) have any employees earning compensation;

(ii) except for Notes and as expressly contemplated by the Operative Documents or the Other Operative Documents, incur or contract to incur any Indebtedness;

(iii) engage in any activity other than the execution, delivery and performance of the Operative Documents and the Other Operative Documents to which it is a party and activities incidental thereto, as well as ordinary housekeeping activities;

(iv) except for the acquisition of any Aircraft or other “Aircraft” (as defined in any Other Operative Document) by the Owner, make or agree to make any capital expenditure;

(v) create or own any subsidiary;

(vi) except as provided in the Mortgage or any Other Operative Document, make any investments;

(vii) declare or make any dividend payment or distribution to any owner of its Ownership Interests (as defined in the Pledge Agreement) or other equity interests, other than in respect of (A) Excluded Payments (or “Excluded Payments” as defined in any Other Operative Document) or (B) any other payments which the Owner is entitled to receive under the Mortgage or any Other Operative Document; or

(viii) incur any material obligation to any third party (excluding any payment or other obligation incurred pursuant to or in the performance of the obligations under the Operative Documents and the Other Operative Documents).

Section 2F. Consent to Amendment of LLC Agreement. The Security Trustee and the Lessee each hereby consents to the amendment of the Limited Liability Company Agreement of VX 2015 LLC entered into as of April 22, 2015 (the “LLC Agreement”) by Lessor Parent in accordance with Section 26 of the LLC Agreement pursuant to the LLC Agreement Amendment to be entered into on the date of this Amendment.

Section 2G. Direction by Security Trustee. The Security Trustee hereby directs Delaware Trust Company as trustee of Lessor Parent, as the manager of VX 2015 LLC, to execute and deliver this Omnibus Amendment on behalf of the Owner pursuant to Section 5 of the Declaration of Trust of VX 2015 Trust made as of April 23, 2015 by Delaware Trust Company.

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

Section 3. Ratification; Effectiveness. The amendments set forth herein shall be effective as and from the date of the Amended Documents, and from and after the date hereof any and all references to each Amended Document in any of the Operative Documents shall be deemed to refer to such Amended Document as amended hereby. Except as amended hereby, each of the parties hereto acknowledges and agrees that each Amended Documents shall continue and shall remain in full force and effect in all respects.

Section 4. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5. Miscellaneous.

(a) The Section and paragraph headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b) Any provision of this Amendment or any other Operative Document that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by Applicable Law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(c) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

*        *        *

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment No. 1 to be duly executed by their respective duly authorized representatives as of the day and year first above written.

VX 2015 LLC, as Owner
By VX 2015 TRUST, its Manager,
By Delaware Trust Company, not in its
individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

BANK OF UTAH, as Security Trustee

By:	/s/ Brett R. King
Its: Brett R. King, Vice President

NEW YORK LIFE INSURANCE COMPANY,
as a Senior Purchaser

By:	/s/ Edward J. Fitzgerald
Its: Edward J. Fitzgerald, Vice President

By:
Its:

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION, as a Senior
Purchaser
By: NYL Investors LLC, its Investment Manager

By:	/s/ Edward J. Fitzgerald
Name: Edward J. Fitzgerald
Title: Managing Director

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE
INSURANCE SEPARATE ACCOUNT (BOLI
30-C), as a Senior Purchaser
By: NYL Investors LLC, its Investment
Manager

By:	/s/ Edward J. Fitzgerald
Name: Edward J. Fitzgerald
Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY,
as Senior Agent

By:	/s/ Edward J. Fitzgerald
Name: Edward J. Fitzgerald
Title: Vice President

By:
Name:
Title:

INVESTEC BANK PLC, as a Purchaser

By:	/s/ Thomas Light
Name: Thomas Light
Title: Authorised Signatory

By:	/s/ Oliver Tagg
Name: Oliver Tagg
Title: Authorised Signatory

[Omnibus Amendment No. 1 [Virgin/NPA 2015]]

INVESTEC BANK PLC, as Junior Agent

By:	/s/ Thomas Light
Name: Thomas Light
Title: Authorised Signatory

By:	/s/ Oliver Tagg
Name: Oliver Tagg
Title: Authorised Signatory

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt
Name: Peter D. Hunt
Title: SVP & Chief Financial Officer